February 1, 2006

STEPHENS FUNDS

STEPHENS SMALL CAP GROWTH FUND
STEPHENS MID CAP GROWTH FUND

Each a series of Professionally Managed Portfolios

Supplement to
Prospectus dated February 1, 2006

The disclosure regarding the market capitalization principal investment strategy for the Stephens Mid Cap Growth Fund on page 9 of the Prospectus has been modified to read as follows:

The Fund considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, of $1.5 billion to $12.5 billion.

Please retain this Supplement with the Prospectus.
The date of this Supplement is February 1, 2006